Exhibit 32.1



                  Certification of Periodic Report


    I,  Norman  Schwartz,  Chief Executive  Officer  of  Bio-Rad
    Laboratories,  Inc.  (the "Company"), certify,  pursuant  to
    Section  906  of the Sarbanes-Oxley Act of 2002,  18  U.S.C.
    Section 1350, that:


    (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the
         "Report") fully complies with the requirements of
         Section 13 (a) of the Securities Exchange Act of 1934
         (15 U.S.C. 78m); and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




    Dated:   May  7,  2004        /s/ Norman Schwartz
           -------------        -------------------------
                                 Norman Schwartz
                                 Chief Executive Officer